Portfolio of Investments (unaudited)

TAX EXEMPT INCOME FUND

September 30, 2019

Principal Amount		Security		Value
		MUNICIPAL BONDS—96.8%
		Alaska—.1%
$875	M	Northern Tobacco Securitization Settlement Rev. 5% 6/1/2046		$876,391
		Arizona—1.7%
		Arizona State Indl. Dev. Authority:
875	M	6% 7/1/2049		921,760
875	M	5.5% 7/1/2052		943,311
		Glendale Indl. Dev. Auth. Revenue:
875	M	5.25% 11/15/2046		932,654
875	M	5% 7/1/2048		932,146
5,000	M	Salt River Agric. Impt. & Elec. Rev. 5% 1/1/2038		6,066,000
				9,795,871
		California—7.5%
		California State General Obligation:
7,000	M	5% 10/1/2026		8,739,920
5,000	M	5.25% 9/1/2030		5,752,900
5,000	M	5% 11/1/2030		5,732,050
5,000	M	5% 8/1/2033		5,857,700
8,000	M	5% 9/1/2035		9,717,840
700	M	California State Muni Fin. Rev. 5.5% 6/1/2053		776,832
875	M	California State Pollution Control 8% 7/1/2039		954,879
5,000	M	Orange County Local Trans. Auth. 5% 2/15/2039		6,384,500
				43,916,621
		Colorado—.6%
525	M	Blue Lake Met. Dist. GO 5.25% 12/1/2048		545,270
875	M	Colorado State Health Facs. Auth. Hosp. Rev. 5.25% 11/1/2032		898,721
1,000	M	Crowfoot Valley Ranch Met. Dist. GO 5.75% 12/1/2048		1,048,300
875	M	South Maryland Creek Ranch GO 5.625% 12/1/2047		909,125
				3,401,416
		District of Columbia—2.9%
		District of Columbia General Obligation:
5,000	M	6% 6/1/2021		5,392,400
10,000	M	5% 6/1/2034		11,493,000
				16,885,400
		Florida—7.1%
875	M	Alachua County Hlth. Facs. Auth. Rev. 6.25% 11/15/2044		765,319
5,000	M	Broward County Airport Sys. Rev. 5.375% 10/1/2029		5,017,000
		Capital Trust Agency Revenue:
875	M	10% 11/1/2020		873,959
875	M	5% 7/1/2046		933,949
350	M	7% 10/1/2049		343,126
775	M	Collier County Indl. Dev. Auth. Rev. 8.125% 5/15/2044		744,000
4,305	M	Lee County Airport Rev. 5% 10/1/2033		5,090,706
850	M	Lee County Indl. Dev. Auth. Rev. 5.75% 12/1/2052		906,313
5,000	M	Manatee County School Board COP 5.625% 7/1/2021 (a)		5,375,000
5,700	M	Miami-Dade County Aviation 5% 10/1/2037		6,526,044
11,720	M	Miami-Dade County School Board COP 5% 5/1/2028		13,777,446
870	M	Volusia County Indl. Dev. Auth. Rev. 7.25% 7/1/2053		874,002
				41,226,864
		Georgia—3.3%
5,000	M	Atlanta Airport Revenue 5.25% 1/1/2030		5,239,350
		Atlanta Water & Wastewater Revenue:
1,580	M	5.25% 11/1/2034		1,585,056
5,000	M	5% 11/1/2035		5,889,050
3,100	M	Fulton County Dev. Auth. Rev. 5% 6/15/2044		3,856,803
2,610	M	Georgia State Environmental Loan Acquisition Corp.
		5.125% 3/15/2031		2,610,000
				19,180,259
		Idaho—.1%
775	M	Idaho State Hlth. Facs. Auth. Rev. 8% 10/1/2044		875,595
		Illinois—2.6%
875	M	Bridgeview GO 5.625% 12/1/2041		887,784
860	M	Chicago Board of Education GO 5% 12/1/2041		894,546
5,430	M	Chicago Board of Education Lease Certificates 6% 1/1/2020		5,475,123
5,000	M	Chicago O'Hare Intl. Airport Rev. 5% 1/1/2037		6,092,400
		Illinois Finance Auth. Revenue:
875	M	Admiral Lake Project 5.5% 5/15/2054		926,818
875	M	Blue Station Project 5% 12/1/2053		855,312
380	M	Windy City Portfolio 5.5% 12/01/2052		266,038
				15,398,021
		Indiana—1.3%
770	M	Anderson Econ. Dev. Rev. 6% 10/1/2042		823,715
5,570	M	Indiana State Fin. Auth. Rev. 5% 2/1/2028		6,787,212
				7,610,927
		Louisiana—1.1%
875	M	Juban Crossing Econ. Dev. Dist. Rev. 7% 9/15/2044		898,074
875	M	Louisiana St. Local Govt. Environmental Dev. Auth. Rev. 5.65% 11/1/2037		985,416
4,835	M	Regional Trans. Auth. Zero Coupon 12/1/2021		4,371,033
				6,254,523
		Massachusetts—4.4%
740	M	Massachusetts Edl. Fin. Auth. Loan Rev. 5.25% 1/1/2028		747,415
5,000	M	Massachusetts State Dev. Fin. Agy. Rev. 5% 7/15/2040		7,260,750
5,000	M	Massachusetts State GO 5% 7/1/2037		5,883,900
10,000	M	Massachusetts State School Bldg. Auth. 5% 8/15/2037		11,811,900
				25,703,965
		Michigan—2.3%
875	M	Michigan State Tobacco Settlement Fin. Auth. Rev. 6% 6/1/2048		880,574
4,500	M	Monroe County Economic Dev. Corp. 6.95% 9/1/2022		5,193,765
6,300	M	Wayne County Airport Auth. Rev. 5% 12/1/2045		7,325,073
				13,399,412
		New Jersey—5.5%
5,000	M	Camden County Impt. Auth. Rev. 5% 1/15/2040		5,815,250
		New Jersey State Transportation Trust Fund Authority:
5,000	M	5.75% 6/15/2023		5,717,900
5,000	M	5% 12/15/2025		5,848,850
		New Jersey State Turnpike Auth. Revenue:
5,000	M	5% 7/1/2022 (a)		5,509,000
5,050	M	5% 1/1/2032		6,275,989
1,860	M	5% 1/1/2043		2,023,196
700	M	Tobacco Settlement Fing. Corp. Rev. 5% 6/1/2046		772,345
				31,962,530
		New York—29.7%
500	M	Build New York City Resource Corp. 5.75% 2/1/2049		532,930
5,000	M	Metropolitan Trans Auth. 5% 11/15/2036		6,060,950
875	M	Nassau County Indl. Dev. Agy. Rev. 6.7% 1/1/2049		874,965
5,000	M	New York City GO 5% 6/1/2034		5,891,300
		New York City Municipal Water Fin. Auth. Revenue:
22,000	M	6% 6/15/2021		23,809,280
5,000	M	5% 6/15/2039		5,951,650
		New York City Trans. Fin. Auth. Revenue:
6,965	M	Building Aid Rev. 5% 7/15/2031		8,178,582
		Future Tax:
5,000	M	5% 2/1/2035		6,069,900
7,500	M	5% 11/1/2038		8,031,150
5,000	M	5% 8/1/2042		5,735,300
		New York State Dorm. Auth. Revenue:
10,000	M	New York University 5.75% 7/1/2027		12,027,500
		Personal Income Tax Revenue:
5,000	M	5% 3/15/2031		5,894,550
5,000	M	5% 3/15/2035		5,418,850
5,000	M	5% 2/15/2037		5,396,900
		New York State Thruway Authority:
11,250	M	5% 1/1/2031		13,203,338
5,000	M	5% 1/1/2032		5,698,200
5,000	M	New York State Trans. Dev. Corp. 5% 1/1/2033		6,001,700
10,000	M	New York State Urban Dev. Corp. GO 5% 3/15/2035		11,855,800
		Port Authority of New York & New Jersey:
15,000	M	5% 9/15/2025		17,890,200
3,105	M	5% 10/15/2029		3,718,641
		Suffolk Tobacco Asset Securitization:
700	M	6.625% 6/1/2044		738,787
750	M	6% 6/1/2048		751,297
10,000	M	Utility Debt Securitization Auth. Elec. Rev. 5% 12/15/2037		11,959,300
875	M	Westchester County Indl. Dev. Fin. Agy. 7% 6/1/2046		990,194
				172,681,264
		Ohio—.4%
900	M	Buckeye Tobacco Settlement Fing. Auth. Rev. 5.875% 6/1/2047		903,960
805	M	Lake County Port & Econ. Dev. Auth. Rev. 6.75% 12/1/2052		840,798
445	M	Montgomery County Senior Living 6.25% 4/1/2049		500,491
				2,245,249
		Oklahoma—1.0%
5,000	M	Oklahoma State Turnpike Auth. 5% 1/1/2042		5,859,350
		Oregon—3.8%
6,500	M	Oregon State Dept. Admin. Svcs. Lottery Rev. 5% 4/1/2036		7,965,035
5,000	M	Oregon State GO 5% 5/1/2044		6,271,600
6,650	M	Washington County School District 5% 6/15/2032		7,717,059
				21,953,694
		Pennsylvania—4.3%
5,000	M	Allegheny County Port Authority Special Rev. 5% 3/1/2025		5,239,500
875	M	Dauphin County Gen. Auth. Rev. 5% 10/15/2034		987,114
875	M	Pennsylvania State Econ. Dev. Fing. Auth. Rev. 6.75% 12/1/2053		901,381
		Pennsylvania State Turnpike Commission Revenue:
6,000	M	5% 12/1/2043		6,719,340
5,000	M	5% 12/1/2045		5,797,900
5,000	M	Philadelphia Water & Wastewater Rev. 5% 11/1/2028		5,537,350
				25,182,585
		Puerto Rico—.2%
875	M	Puerto Rico Sales Tax Fing. Corp. 4.75% 7/1/2053		910,000
		South Carolina—1.2%
5,000	M	Piedmont Municipal Power Agency Electric Rev. 5.75% 1/1/2034		5,365,100
900	M	South Carolina Jobs Econ. Dev. 7% 5/1/2039		917,523
875	M	South Carolina State Jobs 7% 11/1/2038		916,186
				7,198,809
		Texas—7.5%
800	M	Brazoria County Indl. Dev. Corp. 9% 3/1/2039		853,752
5,000	M	Dallas Area Rapid Transit 5% 12/1/2034		5,848,200
8,000	M	Denton ISD GO 5% 8/15/2040		9,374,000
5,360	M	Houston Utility System Rev. 5% 11/15/2033		6,101,234
875	M	Jefferson County Indl. Dev. Corp. 7.75% 4/1/2039		908,303
875	M	Newark Higher Ed. Fin. Corp. Rev. 5.125% 8/15/2047		898,765
1,250	M	Port Beaumont Naval District 8% 2/1/2039		1,317,775
5,000	M	San Antonio Airport Sys. Rev. 5.25% 7/1/2035		5,134,500
8,475	M	San Antonio ISD GO 5% 8/15/2029		10,380,773
		Tarrant County Cultural Edu. Facs. Fin. Corp. Revenue:
875	M	10% 3/15/2023		875,122
825	M	6.375% 2/15/2048		921,608
800	M	Woodloch Health Facs. Dev. Corp. 7.125% 12/1/2051		819,448
				43,433,480
		Utah—3.1%
		Salt Lake City Airport Revenue:
10,000	M	5% 7/1/2036		12,194,800
5,000	M	5% 7/1/2038		6,060,000
				18,254,800
		Virginia—.2%
875	M	Tobacco Settlement Fing. Corp. Rev. 5.2% 6/1/2046		880,863
		Washington—1.3%
5,000	M	Central Puget Sound Regl. Trans. Auth. Sales & Use 5% 11/1/2045		5,866,000
875	M	King County Public Hosp. District Rev. 6.25% 12/1/2045		929,696
800	M	Washington State Housing Fin. Comm. Rev. 7% 7/1/2045		863,664
				7,659,360
		West Virginia—.1%
700	M	West Virginia State Econ. Dev. Auth. 8.75% 2/1/2036		721,315
		Wisconsin—3.5%
875	M	Public Finance Auth. Educ. Fin. Auth. Rev. 6.125% 2/1/2048		912,126
12,000	M	Superior Wisconsin Ltd. Oblig. Rev. 6.9% 8/1/2021		13,151,640
825	M	Vista Grande Villa Public Fin. Auth. Rev. 6.5% 7/1/2050		853,611
5,000	M	Wisconsin State Hlth & Edl. Facs. Auth. Rev. 5% 11/15/2041		5,346,500
				20,263,877
Total Value of Municipal Bonds (cost $525,664,500)			96.8%	563,732,441
Other Assets, Less Liabilities			3.2	18,407,896
Net Assets			100.0%	$582,140,337

At September 30, 2019, the cost of municipal investments for federal income tax purposes was $525,664,500.  Accumulated net unrealized appreciation on investment was $38,067,941, consisting of $38,524,537 gross unrealized appreciation and $456,596 gross unrealized depreciation.

FOOTNOTES

(a)	Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

Summary of Abbreviations:

COP	Certificate of Participation
GO	General Obligation
ISD	Independent School District

1. Security Valuation—The municipal securities in which the Funds invest are traded primarily in the over-the-counter markets. Such securities are valued daily based upon evaluated prices that are provided by a pricing service approved by the Trust’s Board of Trustees (“the Board”). The pricing service considers security type, rating, market condition and yield data, as well as market quotations and prices provided by market makers and other available information in determining value. If prices are not readily available or are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the time as of which the net asset value is calculated, the securities are valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

The Funds may retain any insured municipal bond which is in default in the payment of principal or interest until the default has been cured, or the principal and interest outstanding are paid by an insurer or the issuer of any letter of credit or other guarantee supporting such municipal bond. In such case, the Funds may value the defaulted bond daily based upon the value of a comparable bond which is not in default. In selecting a comparable bond, the Funds will consider security type, rating, market condition and yield.

In accordance with Accounting Standards Codification 820 “Fair Value Measurements and Disclosures” (“ASC 820”), investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Funds’ investments.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Municipal bonds are categorized in Level 2 to the extent that the inputs are observable and timely, otherwise they would be categorized as Level 3. Short-term tax exempt investments are categorized in Level 2. Securities that are fair valued by the Valuation Committee of Foresters Investment Management Company, Inc. (“FIMCO”) may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of the unobservable valuation inputs.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2019:

	Level 1	Level 2	Level 3
Investments in Municipal Bonds*
Tax Exempt Income	$-	$563,732,441	$-

*	The portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 or Level 2 by the Fund for the period ended September 30, 2019. Transfers, if any, between Levels are recognized at the end of the reporting period.

2. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold, except for financial reporting purposes, which is trade date. Investments in securities issued on a when-issued or delayed delivery basis are generally reflected in the assets of the Funds on the first business day following the date the securities are purchased and the Funds segregate assets for these transactions. Cost is determined, and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Interest income is earned from settlement date and recorded on the accrual basis. Bond premiums and discounts on securities are accreted or amortized using the interest method. Interest Income on zero coupon bonds is accrued daily at the effective interest rate. Estimated expenses are accrued daily.

3. Derivatives—The Funds may invest in derivatives such as futures contracts, options on futures contracts (“options”), inverse floating rate securities (“inverse floaters”), interest rate swap agreements (“swap agreements”) and Municipal Market Data rate locks (“MMD Rate Locks”) to increase income, hedge against changes in interest rates or enhance potential return.

The Funds may enter into interest rate futures contracts on U.S. Treasury obligations and options thereon that are traded on a U.S. exchange. An interest rate futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Such investments may be used for the purpose of hedging against changes in the value of a Fund’s portfolio securities due to anticipated changes in interest rates and market conditions. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, 10-year U.S. Treasury Notes and three-month U.S. Treasury Bills. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Funds are required to deposit with their custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash or U.S. Government securities generally equal to 3%-5% or less of the contract value. This amount is known as “initial margin.”

An option on an interest rate futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The Funds may purchase put and call options on interest rate futures contracts on U.S. Treasury obligations which are traded on a U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected. When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund’s obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

To the extent that a Fund participates in the options or futures markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies. The use of these strategies involves certain special risks, including: (1) dependence on the Funds’ adviser, FIMCO, to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the option or futures contract; and (5) the possible absence of a liquid secondary market for any particular instrument at any time. If FIMCO’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to that Fund may leave it in a worse position than if such strategies were not used. For the period ended September 30, 2019, the Fund held no investments in futures contracts.

Inverse floaters are securities on which the rate of interest varies inversely with interest rates on other securities or the value of an index. For example, an inverse floater may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. The secondary market for inverse floaters may be limited and they may be illiquid. The market values of such securities generally are more volatile than the market values of ordinary fixed rate obligations. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

The Funds may enter into transactions in which they transfer fixed rate bonds to trusts in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The inverse floating rate securities issued in connection with the trusts give the Funds the right (1) to cause the holders of the floating rate notes to be tendered at par and (2) to transfer the fixed rate bond from the trusts to the Funds, thereby collapsing the trusts. The Funds account for these transactions as secured borrowings, with the fixed rate bonds remaining in the Funds' investment assets, and the related floating rate notes reflected as Fund liabilities under the caption "floating rate notes issued” in the Statements of Assets and Liabilities. The notes issued by the trusts have interest rates that generally reset weekly, and the floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. Expenses of the trusts, including interest paid to holders of the floating rate notes, are included in the Statements of Operations. For the period ended September 30, 2019, the Fund had no investments in inverse floaters that were acquired through exchanges with trusts.

Interest rate swap transactions are agreements between two parties to exchange interest payments on a designated amount of two different securities for a designated period of time. For example, two parties may agree to exchange interest payments on variable and fixed rate instruments. The Funds may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its bond portfolio. Swap agreements are marked-to-market daily based on valuations provided by a pricing service and changes in value, if any, are recorded as unrealized appreciation or depreciation in the Statements of Operations. Gains or losses are realized upon early termination of the swap agreements. Risks may exceed the amounts shown in the Statements of Assets and Liabilities. These risks include failure of the counterparty to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements. For the period ended September 30, 2019, the Fund had no investments in swap agreements.

An MMD Rate Lock permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. MMD Rate Locks may be used for hedging purposes. There is no payment made or received at inception of the MMD Rate Lock. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to an MMD Rate Lock will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a separate account by the Fund. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite the direction anticipated by a Fund. The use of MMD Rate Locks is a highly specialized activity that involves investment techniques and risks different than those associated with ordinary portfolio securities transactions. If the other party to an MMD Rate Lock defaults, a Fund’s risk of loss consists of the amount of payments that the Fund contractually is entitled to receive. For the period ended September 30, 2019, the Fund had no investments in MMD Rate Locks.